SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                  April 2, 2001
                        (Date of earliest event reported)


                              The FINOVA Group Inc.
             (Exact Name of Registrant as Specified in its Charter)


         Delaware                     1-11011                   86-0695381
(State or Other Jurisdiction        (Commission                (IRS Employer
     of Incorporation)              File Number)             Identification No.)


4800 North Scottsdale Road, Scottsdale, Arizona                  85251-7623
    (Address of Principal Executive Offices)                     (Zip Code)


                                 (480) 636-4800
               Registrant's telephone number, including area code


                                      None
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS.

     On April 2, 2001, The FINOVA Group Inc. ("FINOVA") announced unaudited financial results for the fourth quarter and year ended December 31, 2000 and related information. In that announcement, FINOVA also advised that it has filed for a 15-day extension of the date by which it must file its Annual Report on Form 10-K, which is expected to be filed on or before April 16, 2001.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.

     Exhibit 99 contains a copy of FINOVA's press release announcing financial results for the fourth quarter and year ended December 31, 2000 (unaudited) and related information, and the filing by FINOVA for a 15-day extension of the date by which it must file its Annual Report on Form 10-K.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, The FINOVA Group Inc. has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                        The FINOVA Group Inc.

Dated: April 2, 2001                    By: /s/ Richard Lieberman
                                            ------------------------------------
                                            Richard Lieberman
                                            Vice President-Associate General
                                            Counsel and Assistant Secretary

                                  EXHIBIT INDEX

Exhibit
Number                                  Description
- ------                                  -----------
  99                Press Release of The FINOVA Group Inc., dated April 2, 2001.